SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 13, 2000
                                                        -----------------

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   California
                                   ----------
                 (State or other jurisdiction of incorporation)

                         1-11476        95-3977501
                         -------------------------

        (Commission File Number)        (IRS Employer Identification Number)

              One Franklin Plaza, Burlington, New Jersey 08016-4907
              -----------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (609) 386-2500
                                                           --------------


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

ITEM 5 OTHER EVENTS

            Voice Powered Technology International, Inc. announced that it has agreed to merge into a subsidiary of Franklin Electronic Publishers, Inc.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits:

            1. Voice Powered Technology International, Inc. Press Release, dated December 13, 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VOICE POWERED TECHNOLOGY
                                        INTERNATIONAL, INC.


                                        By /s/ Gregory J. Winsky
                                           -------------------------------------
                                         Name:  Gregory J. Winsky
                                         Title: President

Date: December 19, 2000


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                                    EXHIBIT 1

              VOICE POWERED TECHNOLOGY INTERNATIONAL TO MERGE INTO
                         FRANKLIN ELECTRONIC PUBLISHERS

Burlington, New Jersey - December 13, 2000 - Voice Powered Technology International, Inc. ("VPTI-OTC Bulletin Board") today announced that the Company has agreed to merge into a subsidiary of Franklin Electronic Publishers, Inc. ("FEP:NYSE"). The Company is an 82% owned subsidiary of Franklin. Under the proposed merger, each share of the Company's common stock not held by Franklin is valued at $.03 and will be exchanged for shares of the common stock of Franklin at the closing price of those shares on the New York Stock Exchange on the day preceding the date of the proxy statement relating to the merger. The transaction is subject to approval by Franklin's Board of Directors and the execution of a definitive merger agreement.

Except for the historical information contained herein, the matters discussed throughout this release, including, but not limited to, those that are stated as VPTI's belief or expectation or preceded by the word "should" are forward looking statements that involve risks to and uncertainties in VPTI's business, including, among other things, the timely availability and acceptance of new electronic products, changes in technology, the impact of competitive electronic products, the impact of certain alleged patent claims, the management of inventories, VPTI's dependence on third party component suppliers and manufacturers, including those that provide VPTI -specific parts, and other risks and uncertainties that may be detailed from time to time in VPTI's reports filed with the Securities and Exchange Commission.


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